SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       February 4, 2013
                        Date of Report
              (Date of Earliest Event Reported)

             BACKGATE ACQUISITION CORPORATION
      (Name of Registrant as Specified in its Charter)

Delaware                    000-54825	          46-1856006
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)

                     215 Apolena Avenue
               Newport Beach, California 92662
           (Address of Principal Executive Offices)

                        202-387-5400
                (Registrant's Telephone Number)

This 8-K corrects the typographical mistake on the previous filed 8-K.



ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to JMJP Partners, Inc. and filed such change with the State of Delaware.


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                             BACKGATE ACQUISITION CORPORATION


Date: February 4, 2013       /s/  James Cassidy
                                President